Expedition Funds GUIDING YOUR WAY
1998 Annual Report
[Graphic omitted]

Table of Contents

Letter to Shareholders ...............................     1
Management's Discussion and Analysis .................     3
Statement of Net Assets ..............................     9
Statement of Operations ..............................    29
Statement of Changes in Net Assets ...................    30
Financial Highlights .................................    32
Notes to Financial Statements ........................    34
Independent Auditors' Report .........................    41

Shares of the Expedition Funds are not deposits of or obligations of, or guaranteed or endorsed by Compass Bank, Compass Bancshares, Inc. or any of their affiliates, or any bank, and are not obligations of, guaranteed by or insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

An investment in shares of the Funds involves investment risk, including the possible loss of all or a portion of the principal invested, and the investment return and value of shares of the Funds will fluctuate so that an investment, when liquidated, may be worth more or less than the original cost.

Money market funds are not insured or guaranteed by the U.S. Government and there can be no assurance that the Expedition Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Compass Bank serves as investment advisor and custodian to the Expedition Funds, and Compass Bank and various of its affiliates may provide various services to the Funds, for which investment advisory, custodian and other services Compass Bank and/or such other affiliates are entitled to receive compensation.

[logo omitted]

                                                          Letter to Shareholders
Dear Shareholder:

Since the inception of the Expedition Funds family, we have encouraged our shareholders to invest prudently, to avoid market timing, and to be patient through temporary downturns in the market. Fiscal 1998 stands as proof that this advice remains sound. And we are pleased to report that our shareholders appear to have practiced these time-tested principles of investing during one of the most challenging years in recent memory.
     The fiscal year began with concerns over economic turmoil in Asia. During the next several months, this turmoil deepened, eventually spreading to other emerging economies around the world, particularly Russia and South America.
     For a time, many feared that the wave of recessionary pressure would eventually reach America's shores. And while there have been signs of weakness due to the loss of key export markets, the American economy has proved remarkably resilient throughout the global crisis.
     The resiliency of the domestic economy is due in part to timely action by the Federal Reserve Board, which reduced short-term interest rates twice during the fiscal year to help ensure stability. But it must also be said that some of the credit belongs to our nation's individual investors, who kept their composure even in the face of exceptional volatility.
     Those investors who held their positions throughout the worst of the year's news were rewarded by a truly remarkable rebound in the U.S. equity markets, which recouped all but a small percentage of their recent declines by fiscal year-end. Moreover, those who had the presence of mind to add to their holdings during times of weakness are now benefiting from significant gains.
     In short, the fiscal year served as an accelerated course in how to invest during turbulent times, and America's growing legion of individual investors passed this difficult course with high marks.

                                                             October 31, 1998  1

Letter to Shareholders                                               (concluded)

GROWTH IN THE EXPEDITION FUND FAMILY
     Despite ongoing turmoil in the markets, the past twelve months were a period of solid growth and positive developments for the Expedition Funds family.
     Assets under management increased substantially during the year, rising from $558 million at the end of fiscal 1997 to $710 million at October 31, 1998.
     One contributor to our asset growth was the Expedition Tax-Free Money Market Fund, which was introduced in April, 1998. The Fund met with immediate demand, and has continued to attract new investment since its introduction. We are gratified by these initial results, and are pleased to offer this new portfolio to shareholders.
     The overall performance of the Expedition Funds has also been gratifying, with all four of the portfolios comparing favorably to their respective benchmarks. The funds also performed well in relation to their peers.
     As we enter fiscal 1999, we recognize that many uncertainties remain in the financial markets. However, having guided investment portfolios through countless market cycles and historical events, we remain committed to the principles of disciplined, long-term investing. Our experience in the recent past demonstrates that Expedition Funds investors share this commitment.
     As always, we welcome your suggestions as to how Compass Bank can serve Expedition Funds investors even better in the years ahead. Should you have any questions or comments regarding the Expedition Funds, please do not hesitate to call the Expedition Funds toll-free at 1-800-992-2085.
     Thank you for your continued confidence in the Expedition Funds. We look forward to helping you pursue your investment goals -- through all types of markets -- in the years ahead.


                                             Sincerely,


                                             /s/signature omitted

                                             Jan A. Koenig, CFA
                                             CHIEF INVESTMENT OFFICER
                                             COMPASS BANK ASSET MANAGEMENT GROUP
                                             EXPEDITION FUNDS INVESTMENT ADVISOR


2  October 31, 1998

Management's Discussion and Analysis

Expedition Equity Fund

     For the twelve months ended October 31, 1998, the Expedition Equity Fund Institutional Shares generated an annualized total return of 19.18%. This compares to a 19.0% return for the S&P 1500 Composite Stock Index, a 22.0% return for the S&P 500 Compsoite Stock Index and a 9.88% return for the Lipper Growth & Income Mutual Fund Average. The Fund seeks to provide growth of capital, with secondary objective of income, and pursues these objectives by investing in a diversified portfolio of common stocks issued by mid and large capitalization companies.
     Fiscal 1998, like 1997, was a year of extremes for the stock market. The first seven months of the fiscal year were characterized by a series of advances to new highs. Then, beginning in July, the market began to experience tremendous volatility, leading to a sharp decline that continued until late October.
     Among the factors that precipitated the correction were currency devaluations and recessionary conditions in developing countries, liquidity problems and tighter credit conditions following losses within the banking system, decelerating corporate profits, and political uncertainties in the U.S.
     Despite all these events, we believed it was premature to prepare for a prolonged bear market in the U.S. One reason is that most bear markets occur during periods of high inflation, rising interest rates, and a subsequent recession. By contrast, the current environment is characterized by low inflation, declining interest rates, and continued economic growth in the United States. Therefore, we remained fully committed to our investment strategy throughout the period.
     Looking ahead, we believe that corporate earnings growth may weaken somewhat, but remain positive. This is due to declining demand from foreign trading partners, slower domestic growth, fewer productivity gains, and narrower profit margins in some industries. Offsetting the risk of lower corporate earnings momentum is our forecast of continued low interest rates, as indicated by the recent action of the Federal Reserve Board.
     Regardless of economic conditions or the prevailing investment environment, the managers of the Expedition Equity Fund will continue to utilize proven investment disciplines that work well in most market cycles. We will seek industries and companies with favorable long-term growth prospects whose stocks are selling at reasonable valuations.
     Sectors of the market which we are currently emphasizing include computer technology, telecommunications equipment and services, health care, financial services, and branded consumer products and services.


                                                             October 31, 1998  3

Management's Discussion and Analysis
Expedition Equity Fund

--------------------------------------------------------------------------------
                             EXPEDITION EQUITY FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                              Annualized  Annualized  Annualized
                                    1 Year      3 Year      5 Year    Inception
                                    Return      Return      Return     to Date
--------------------------------------------------------------------------------
Synthetic Investment Service Class  19.38%      22.89%      16.80%     17.39%+
--------------------------------------------------------------------------------
Synthetic Investment Service
Class w/load                        14.62%      21.21%      15.86%     12.40%+
--------------------------------------------------------------------------------
Synthetic Institutional Class       19.18%      22.83%      16.76%     15.94%+
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION EQUITY FUND, SYNTHETIC INVESTMENT SERVICE CLASS OR SYNTHETIC INSTITUTIONAL CLASS, VERSUS THE S&P 500 COMPOSITE INDEX, THE S&P 400 MID-CAP INDEX, AND THE LIPPER GROWTH & INCOME FUNDS AVERAGE.


[GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

            Expedition Equity Fund    Expedition Equity Fund        S&P 500
            Synthetic Investment     Synthetic Institutional       Composite
               Service Class                 Class                   Index
10/31/93         $ 9,600                  $10,000                   $10,000
10/93            $ 9,600                  $10,000                   $10,000
10/94            $ 9,632                  $10,033                   $10,386
10/95            $11,243                  $11,712                   $13,129
10/96            $13,748                  $14,321                   $16,290
10/97            $17,481                  $18,209                   $21,520
10/98            $20,868                  $21,701                   $26,254



                S&P 400                Lipper Growth &
                Mid Cap                 Income Funds
                 Index                   Average
10/31/93         $10,000                  $10,000
10/93            $10,000                  $10,000
10/94            $10,236                  $10,279
10/95            $12,407                  $12,403
10/96            $14,560                  $15,105
10/97            $19,313                  $19,395
10/98            $20,607                  $21,311


* FOR PERIODS PRIOR TO THE INCEPTION OF THE EXPEDITION EQUITY FUND ON JUNE 13, 1997, THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE OF THE EQUITY MODEL COMMON TRUST FUND INTERNALLY MANAGED BY AN AFFILIATE OF THE EXPEDITION EQUITY FUND'S INVESTMENT ADVISOR, ADJUSTED FOR THE MAXIMUM FEE AND EXPENSES OF THE INSTITUTIONAL SHARES OF THE EXPEDITION EQUITY FUND APPLICABLE AT THE INCEPTION OF THE EXPEDITION EQUITY FUND. THE EQUITY MODEL COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 AND THEREFORE, WAS NOT SUBJECT TO CERTAIN RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

[dagger] ACTUAL, NOT SYNTHETIC.

4  October 31, 1998

Management's Discussion and Analysis
Expedition Bond Fund


     For the twelve months ended October 31, 1998, the Expedition Bond Fund Institutional Shares generated an annualized total return of 8.43%. This compares to a 9.10% return for the Lehman Intermediate Gov't/Corp Bond Index, and a 7.17% return for the Lipper Short-Intermediate Government Mutual Fund Average. The Fund seeks to provide income with relative stability of principal.
     Throughout the year, the Fund maintained its conservative strategy of holding high-quality government and corporate bonds, with a strong preference for those that cannot be called in prior to their maturity dates.
     The portfolio's allocation favored government instruments, which made up approximately 65% of assets compared with a 35% weighting in corporate issues. In addition, the Fund continued to focus on securities in the short to intermediate maturity range, in order to further reduce risk.
     This proved to be an excellent strategy for the prevailing conditions of the year.
     As the economic crisis in Asia spread to other continents, demand for U.S. Government bonds rose, pushing up prices. At the same time, fears of a domestic recession led to lower demand for corporate bonds.
     As a result, the Fund delivered an outstanding total return to investors, with a level of capital appreciation that more than made up for the portfolio's somewhat lower yield.
     Looking ahead, we plan to maintain our strategy of overweighting the portfolio in high-quality government bonds of moderate maturity levels. We believe this approach will continue to provide our investors with a favorable return -without undue risk -- in the months and years ahead.

                                                             October 31, 1998  5

Management's Discussion and Analysis
Expedition Bond Fund

--------------------------------------------------------------------------------
                              EXPEDITION BOND FUND
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                              Annualized  Annualized  Annualized
                                    1 Year      3 Year      5 Year    Inception
                                    Return      Return      Return     to Date
--------------------------------------------------------------------------------
Investment Service Class             8.25%       6.36%       5.28%      6.29%
--------------------------------------------------------------------------------
Investment Service Class w/load      3.93%       4.93%       4.43%      5.63%
--------------------------------------------------------------------------------
Synthetic Institutional Class+       8.43%       6.42%       5.31%      8.75%+
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE EXPEDITION
BOND FUND, INVESTMENT SERVICE CLASS OR SYNTHETIC INSTITUTIONAL CLASS, VERSUS
THE LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX AND THE LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT AVERAGE.

[GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

           Expedition Bond Fund      Expedition Bond Fund    Lehman Intermediate
                Investment          Synthetic Institutional      Government
               Service Class               Class               Corporate Index
4/30/92         $ 9,600                   $10,000                   $10,000
10/31/93        $10,215                   $10,640                   $10,620
10/93           $11,075                   $11,536                   $11,675
10/94           $10,729                   $11,176                   $11,449
10/95           $11,903                   $12,399                   $12,883
10/96           $12,431                   $12,949                   $13,632
10/97           $13,228                   $13,780                   $14,653
10/98           $14,320                   $14,941                   $15,987


NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT
      PREDICTIVE OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



[dagger] ACTUAL, NOT SYNTHETIC.

6  October 31, 1998

Management's Discussion and Analysis

Expedition Money Market Fund


     For the twelve months ended October 31, 1998, the Expedition Money Market Fund Investment Service Shares generated an annualized total return of 5.07%. This compares to a 4.91% return for the Lipper Money Market Mutual Fund Average.
     For much of the fiscal year, the world's economies were in turmoil, as recessionary pressures spread from Asia, to Russia, to Latin America. This created growing nervousness among equity investors, and an increasing "flight to quality" among fixed income investors. With demand for high-quality U.S. bonds rising, rates declined across the board.
     The decline was especially dramatic in longer-term bonds, but was also felt in shorter-term instruments. As one of the ultimate "safe havens," U.S. money market investments became a popular alternative for both domestic and international investors during uncertain times.
     Then, in the final quarter of the fiscal year, the Federal Reserve Board moved to calm the markets and stimulate growth by reducing short-term rates on two occasions, each time by one quarter of one percent.
     The effects of the Fed's policy change were more pronounced at the longer end of the money market spectrum. For example, yields on one-year Treasury Bills decreased by 1.02 percent, while yields on three-month Treasury Bills declined by .79 percent.
     The Expedition Money Market Fund's conservative position helped to shield it from the worst of the rate declines. For most of the year, the majority of the portfolio's assets were concentrated in commercial paper with 45-90 day maturity levels, and in corporate notes ranging from six months to one year. The balance of the Fund was invested in overnight repurchase agreements.

                                                             October 31, 1998  7

Management's Discussion and Analysis

Expedition Tax-Free Money Market Fund


     From its inception on May 20, 1998 through October 31, 1998, the Expedition Tax-Free Money Market Fund Investment Service Shares generated an annualized total return of 2.97%.
     The Fund seeks to provide income, exempt from Federal income taxes, consistent with stability of principal. The Fund pursues this investment objective by investing in high-quality money market instruments maturing in 397 days or less.
     During the second quarter of the calendar year, the U.S. economy continued to show strong growth and low inflation. In May of 1998, the yields on six-month and one-year notes were 3.70% and 3.75% respectively.
     By August, world economic volatility led to fears that the U.S. marketplace could join the current global crisis. This spurred investors to seek more secure investment instruments, sending the yields on high-grade bonds, notes, and bills to historically low levels.
     Then, in September and October, the epic fall in prices of U.S. stocks and lower-tier bonds pushed the Federal Reserve Board to move forcefully with two quarter-percent rate cuts. These Fed actions proved effective in stabilizing the American marketplace.
     By October 1998, the yields on six-month and one-year notes were 2.90% and 2.95% respectively, a decline of 80 basis points since May. Further Fed initiatives may be expected if the U.S. economy sputters during the coming year.
     In this climate, the Fund maintained approximately 60% of its assets in extremely liquid variable rate demand obligations. It has also maintained a 60-65 day average maturity in an attempt to lock in favorable rates at the longer end of the spectrum. Our efforts to find regional issues also led to enhanced performance.
     Looking ahead, the upcoming year may present continued market challenges. For example, any slowing of the U.S. economy could lead to further lowering of short-term interest rates. Therefore, we will maintain our priority of liquidity while staying attentive for strong note buying opportunities.


8  October 31, 1998

Statement of Net Assets
Expedition Equity Fund

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.3%
   AIRCRAFT - 4.4%
   Lockheed Martin                                      55,970         $  6,234
   United Technologies                                  65,825            6,270
-------------------------------------------------------------------------------
   TOTAL AIRCRAFT                                                        12,504
-------------------------------------------------------------------------------
   AUTOMOTIVE - 3.0%
   Chrysler                                             79,690            3,835
   Dana                                                113,220            4,734
-------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       8,569
-------------------------------------------------------------------------------
   BANKS - 4.0%
   J.P. Morgan                                          37,545            3,539
   Mellon Bank                                         132,885            7,990
-------------------------------------------------------------------------------
   TOTAL BANKS                                                           11,529
-------------------------------------------------------------------------------
   BEAUTY PRODUCTS - 4.6%
   Gillette                                             92,190            4,143
   Procter & Gamble                                    101,640            9,033
-------------------------------------------------------------------------------
   TOTAL BEAUTY PRODUCTS                                                 13,176
-------------------------------------------------------------------------------
   BROADCASTING, NEWSPAPERS & ADVERTISING - 2.1%
   Omnicom Group                                       124,140            6,137
-------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS & ADVERTISING                           6,137
-------------------------------------------------------------------------------
   CHEMICALS - 1.9%
   E.I. duPont de Nemours                               92,745            5,333
-------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                        5,333
-------------------------------------------------------------------------------
   COMPUTER COMMUNICATIONS EQUIPMENT - 4.9%
   Cisco Systems*                                      147,538            9,295
   EMC*                                                 73,535            4,734
-------------------------------------------------------------------------------
   TOTAL COMPUTER COMMUNICATIONS EQUIPMENT                               14,029
-------------------------------------------------------------------------------
   COMPUTERS & SERVICES - 6.1%
   Compaq Computer                                     246,280            7,789
   IBM                                                  63,800            9,470
-------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                            17,259
-------------------------------------------------------------------------------
   DRUGS - 7.0%
   Merck                                                54,200            7,330
   Pfizer                                               62,400            6,696
   Warner-Lambert                                       74,075            5,806
-------------------------------------------------------------------------------
   TOTAL DRUGS                                                           19,832
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                              October 31, 1998 9

Statement of Net Assets
Expedition Equity Fund

                                                                         VALUE
DESCRIPTION                                             SHARES           (000)
-------------------------------------------------------------------------------
   ENERGY SERVICES - 4.3%
   Halliburton                                         158,950         $  5,712
   Schlumberger                                        123,042            6,460
-------------------------------------------------------------------------------
   TOTAL ENERGY SERVICES                                                 12,172
-------------------------------------------------------------------------------
   ENTERTAINMENT - 3.6%
   Carnival                                            193,770            6,273
   Walt Disney                                         153,885            4,145
-------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                                                   10,418
-------------------------------------------------------------------------------
   ENVIRONMENTAL SERVICES - 1.9%
   Waste Management Inc.                               118,920            5,366
-------------------------------------------------------------------------------
   TOTAL ENVIRONMENTAL SERVICES                                           5,366
-------------------------------------------------------------------------------
   FINANCIAL SERVICES - 4.5%
   Fannie Mae                                           84,935            6,014
   Franklin Resources                                  179,545            6,789
-------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                              12,803
-------------------------------------------------------------------------------
   FOOD - 2.9%
   H.J. Heinz                                          140,600            8,172
-------------------------------------------------------------------------------
   TOTAL FOOD                                                             8,172
-------------------------------------------------------------------------------
   GAS/NATURAL GAS - 3.1%
   Sempra Energy*                                      106,440            2,767
   Williams Companies                                  218,285            5,989
-------------------------------------------------------------------------------
   TOTAL GAS/NATURAL GAS                                                  8,756
-------------------------------------------------------------------------------
   INSURANCE - 6.4%
   Allstate                                            124,000            5,340
   Citigroup                                           155,177            7,303
   Marsh & McLennan                                    101,385            5,627
-------------------------------------------------------------------------------
   TOTAL INSURANCE                                                       18,270
-------------------------------------------------------------------------------
   INTERNET SOFTWARE - 1.9%
   America Online*                                      42,000            5,337
-------------------------------------------------------------------------------
   TOTAL INTERNET SOFTWARE                                                5,337
-------------------------------------------------------------------------------
   MACHINERY - 3.3%
   General Electric                                    106,385            9,309
-------------------------------------------------------------------------------
   TOTAL MACHINERY                                                        9,309
-------------------------------------------------------------------------------
   MEDICAL PRODUCTS & SERVICES - 6.7%
   Biomet*                                             182,901            6,207
   McKesson                                             95,830            7,379
   Tenet Healthcare*                                   197,195            5,509
-------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                     19,095
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

10  October 31, 1998

Statement of Net Assets
Expedition Equity Fund

                                                     SHARES/FACE         VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
   PAPER & PAPER PRODUCTS - 1.6%
   Temple-Inland                                        93,730         $  4,552
-------------------------------------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                                           4,552
-------------------------------------------------------------------------------
   PETROLEUM REFINING - 3.0%
   Exxon                                               122,230            8,709
-------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               8,709
-------------------------------------------------------------------------------
   RETAIL - 6.0%
   Dayton Hudson                                       186,710            7,912
   Safeway*                                            195,950            9,369
-------------------------------------------------------------------------------
   TOTAL RETAIL                                                          17,281
-------------------------------------------------------------------------------
   SPECIALTY CONSTRUCTION - 2.2%
   Masco                                               223,050            6,287
-------------------------------------------------------------------------------
   TOTAL SPECIALTY CONSTRUCTION                                           6,287
-------------------------------------------------------------------------------
   TELEPHONES & TELECOMMUNICATION - 9.9%
   Lucent Technologies                                  96,660            7,751
   MCI WorldCom*                                       129,065            7,131
   SBC Communications                                  148,625            6,883
   Sprint                                               85,770            6,583
-------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                  28,348
-------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (COST $243,290)                                                   283,243
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.4%
     Morgan Stanley
       5.30%, dated 10/31/98, matures
       11/02/98, repurchase price $1,004,292
       (collateralized by U.S. Treasury
       Bill, market value $1,029,300)                   $1,004            1,004
-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $1,004)                                                       1,004
-------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 99.7%
      (COST $244,294)                                                   284,247
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 0.3%                                      834
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  11

Statement of Net Assets
Expedition Equity Fund

                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
     value) based on 26,828,927 outstanding shares
     of beneficial interest                                            $227,677
   Portfolio Shares of Investment Shares Class (unlimited
     authorization -- no par value) based
     on 180,726 outstanding shares of beneficial interest                 1,766
   Distributions in excess of net investment income                         (33)
   Accumulated net realized gain on investments                          15,718
   Net unrealized appreciation on investments                            39,953
===============================================================================
   TOTAL NET ASSETS -- 100.0%                                          $285,081
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS                                $10.55
================================================================================
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SHARES CLASS                            $10.58
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS(1)                                            $11.02
================================================================================
 * Non-income producing security
(1)The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.

    The accompanying notes are an integral part of the financial statements.

12  October 31, 1998

Statement of Net Assets
Expedition Bond Fund

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)          (000)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 8.3%
     AT&T Universal Card Master Trust,
       Ser 1995-2, Cl A (A)
       5.950%, 10/17/00                                 $2,500         $  2,547
     MBNA Master Credit Card Trust,
       97-I, Cl A (A)
       6.550%, 08/15/04                                  2,500            2,616
     MBNA Master Trust,
       Ser 1995-F, Cl A (A)
       6.600%, 08/15/00                                  2,300            2,365
     Proffitts Credit Card Master Trust,
       Ser 1997-2, Cl A (A)
       6.500%, 08/15/02                                  2,000            2,062
-------------------------------------------------------------------------------
   TOTAL ASSET-BACKED SECURITIES
      (COST $9,321)                                                       9,590
-------------------------------------------------------------------------------
CORPORATE BONDS - 21.0%
   CONSUMER NON-DURABLE - 3.9%
     Archer Daniels Midland
       6.250%, 05/15/03                                  1,500            1,575
     Campbell Soup
       5.625%, 09/15/03                                  1,875            1,889
     Coca-Cola Enterprises
       6.375%, 08/01/01                                  1,000            1,034
-------------------------------------------------------------------------------
   TOTAL CONSUMER NON-DURABLE                                             4,498
-------------------------------------------------------------------------------
   DIVERSIFIED FINANCE - 7.1%
     American General Finance Senior Notes
       7.250%, 04/15/00                                  1,500            1,538
     Beneficial Finance
       7.750%, 11/08/02                                    500              536
     Caterpillar Finance Services
       6.490%, 10/15/99                                  1,000            1,013
     Ford Motor Credit
       6.125%, 04/28/03                                  3,500            3,609
     Lehman Brothers Holdings
       6.500%, 10/01/02                                  1,000              980
     Merrill Lynch
       6.510%, 03/19/01                                    500              509
-------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                                              8,185
-------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 1.8%
     Georgia Power
       6.000%, 03/01/00                                  2,000            2,028
-------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                              2,028
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  13

Statement of Net Assets
Expedition Bond Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)          (000)
-------------------------------------------------------------------------------
   LEASING & RENTING - 2.6%
     International Lease Finance
       6.250%, 10/15/00                                 $1,005         $  1,021
       5.750%, 01/15/03                                  2,000            2,015
-------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                3,036
-------------------------------------------------------------------------------
   RETAIL - 5.6%
     Dillard Department Stores
       7.150%, 09/01/02                                  2,025            2,104
     Wal-Mart Stores
       6.500%, 06/01/03                                  1,520            1,613
       7.500%, 05/15/04                                  2,500            2,781
-------------------------------------------------------------------------------
   TOTAL RETAIL                                                           6,498
-------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $23,444)                                                     24,245
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.1%
     FHLMC Note
       6.800%, 03/19/07                                  1,000            1,103
     FNMA Notes
       6.220%, 03/13/06                                  1,000            1,059
       6.620%, 06/25/07                                  1,000            1,093
       6.000%, 05/15/08                                  3,500            3,711
-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $6,522)                                                       6,966
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 15.1%
     FHLMC, Pool #E00543
       6.000%, 04/01/13                                  2,424            2,437
     FHLMC, Gold Pool #E00413
       6.500%, 01/01/11                                  2,885            2,930
     FHLMC, Gold Pool #E00475
       7.500%, 02/01/12                                  1,397            1,434
     FHLMC, Gold Pool #E00485
       7.000%, 05/01/12                                  2,401            2,453
     FHLMC, Gold Pool #E00532
       6.500%, 02/01/13                                  1,881            1,911
     FHLMC, Ser 1668, Cl B
       6.500%, 11/15/10                                    686              691
     FHLMC, Ser 1437, Cl H
       7.000%, 12/15/02                                  1,004            1,038
     FHLMC, Ser 1317, Cl H
       7.000%, 01/15/07                                  1,000            1,019
     FNMA, Pool #369212
       6.500%, 11/01/08                                    956              971

    The accompanying notes are an integral part of the financial statements.

14  October 31, 1998

Statement of Net Assets
Expedition Bond Fund

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
     FNMA, Pool #190665
       7.000%, 03/01/09                                 $1,927         $  1,967
     FNMA, Ser 1991-4, Cl E
       8.250%, 09/25/05                                    209              211
     FNMA, Ser 1991-31, Cl L
       6.500%, 05/25/20                                    389              389
-------------------------------------------------------------------------------
   TOTAL TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
      (COST $17,204)                                                     17,451
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 47.0%
     U.S. Treasury Notes
       7.750%, 01/31/00                                  2,300            2,397
       6.375%, 05/15/00                                  2,000            2,062
       6.250%, 08/31/00                                  3,500            3,620
       6.125%, 09/30/00                                  2,000            2,067
       5.625%, 11/30/00                                  3,000            3,078
       6.250%, 04/30/01                                  3,000            3,137
       6.625%, 06/30/01                                  3,500            3,700
       7.500%, 11/15/01                                  2,500            2,720
       6.250%, 01/31/02                                  3,500            3,698
       7.500%, 05/15/02                                  4,000            4,405
       6.375%, 08/15/02                                  3,250            3,472
       6.250%, 02/15/03                                  3,000            3,220
       5.750%, 08/15/03                                  5,000            5,301
       7.250%, 08/15/04                                  3,000            3,419
       6.500%, 08/15/05                                  3,000            3,351
       6.875%, 05/15/06                                  1,000            1,146
       6.500%, 10/15/06                                  1,000            1,123
       6.250%, 02/15/07                                  1,000            1,109
       6.125%, 08/15/07                                  1,000            1,105
-------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (COST $51,380)                                                     54,130
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.5%
     J.P. Morgan, Inc.
       5.30%, dated 10/31/98, matures
       11/02/98, repurchase price $1,775,515
       (collateralized by U.S. Treasury
       Note, market value $1,810,818)                    1,775            1,775
-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $1,775)                                                       1,775
-------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.0%
      (COST $109,646)                                                   114,157
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - 1.0%                                  1,142
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  15

Statement of Net Assets
Expedition Bond Fund

                                                                         VALUE
DESCRIPTION                                                              (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Institutional Class (unlimited
     authorization -- no par value) based on
     10,336,727 outstanding shares of beneficial interest              $100,083
   Portfolio Shares of Investment Shares Class (unlimited
     authorization -- no par value) based on 1,019,772
     outstanding shares of beneficial interest                           14,281
   Distributions in excess of net investment income                          (8)
   Accumulated net realized loss on investments                          (3,568)
   Net unrealized appreciation on investments                             4,511
===============================================================================
   TOTAL NET ASSETS -- 100.0%                                          $115,299
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS                                $10.15
================================================================================
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SHARES CLASS                            $10.15
================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
   INVESTMENT SHARES CLASS(1)                                            $10.57
================================================================================
(1) The offer price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.00%.
(A) Callable Security -- The call date is shown as the maturity date on the Statement of Net Assets.
Cl -- Class
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ser -- Series

    The accompanying notes are an integral part of the financial statements.

16  October 31, 1998

Statement of Net Assets
Expedition Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 74.5%
   BANKS - 5.7%
     BankAmerica
       5.230%, 11/23/98                              $   4,000         $  3,987
       5.160%, 01/13/99                                  5,000            4,948
     Wachovia
       5.000%, 11/24/98                                  5,000            4,984
-------------------------------------------------------------------------------
   TOTAL BANKS                                                           13,919
-------------------------------------------------------------------------------
   BROKER/DEALERS - 15.7%
     Bear Stearns
       5.090%, 12/14/98                                  4,000            3,976
       5.150%, 02/05/99                                  5,000            4,931
     Goldman Sachs
       5.300%, 11/17/98                                  4,000            3,991
       5.100%, 01/22/99                                  6,000            5,930
     Merrill Lynch
       5.250%, 11/09/98                                  5,000            4,994
       5.070%, 01/28/99                                  5,000            4,938
     Morgan Stanley, Dean Witter, Discover
       5.200%, 01/15/99                                  5,000            4,946
       5.150%, 01/27/99                                  5,000            4,938
-------------------------------------------------------------------------------
   TOTAL BROKER/DEALERS                                                  38,644
-------------------------------------------------------------------------------
   DIVERSIFIED FINANCE - 19.3%
     American General Finance
       5.070%, 12/11/98                                  8,000            7,955
       6.875%, 07/01/99                                  1,400            1,410
     Avco Financial Services
       5.100%, 11/25/98                                  5,000            4,983
     General Electric Capital
       5.520%, 11/03/98                                  3,000            2,999
       5.090%, 12/10/98                                 10,000            9,945
       5.120%, 01/19/99                                  5,000            4,944
     Norwest Corporation
       5.020%, 01/20/99                                  5,000            4,944
       6.250%, 04/15/99                                  3,000            3,017
       6.000%, 08/01/99                                  1,000            1,002
       6.680%, 09/15/99                                  1,150            1,160
     Transamerica Finance
       5.470%, 12/04/98                                  3,000            2,985
       5.470%, 01/26/99                                  2,000            1,974
-------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                                             47,318
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  17

Statement of Net Assets
Expedition Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                           AMT.(000)          (000)
-------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 2.5%
     Georgia Power
       5.020%, 11/05/98                                 $6,200         $  6,196
-------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                              6,196
-------------------------------------------------------------------------------
   FUNDING CORPORATIONS-ASSET BACKED - 21.9%
     Centric Capital
       5.260%, 01/08/99                                  5,000            4,950
       5.220%, 01/14/99                                  5,000            4,946
     Falcon Asset Securitization
       5.200%, 11/24/98                                  5,000            4,983
       5.290%, 12/04/98                                  5,000            4,976
     Madison Funding
       5.300%, 11/19/98                                  5,000            4,987
     Preferred Receivables
       5.410%, 11/18/98                                  5,000            4,987
       5.130%, 01/21/99                                  5,000            4,942
     Receivables Capital
       5.350%, 11/10/98                                  8,000            7,989
       5.220%, 01/12/99                                  2,000            1,979
     Riverwoods Funding
       5.470%, 11/02/98                                  4,000            3,999
       5.500%, 11/10/98                                  5,000            4,993
-------------------------------------------------------------------------------
   TOTAL FUNDING CORPORATIONS-ASSET BACKED                               53,731
-------------------------------------------------------------------------------
   LEASING & RENTING - 1.2%
     International Lease Finance
       5.140%, 01/06/99                                  3,000            2,972
-------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                2,972
-------------------------------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS - 6.6%
     Toyota Motor Credit
       5.530%, 11/05/98                                  1,300            1,299
       5.100%, 01/08/99                                  3,000            2,971
       5.170%, 01/29/99                                  2,000            1,974
     Xerox Credit
       5.170%, 12/01/98                                  4,000            3,983
       5.030%, 12/21/98                                  2,000            1,986
       5.070%, 01/29/99                                  4,000            3,950
-------------------------------------------------------------------------------
   TOTAL PERSONAL CREDIT INSTITUTIONS                                    16,163
-------------------------------------------------------------------------------
   PHARMACEUTICALS - 1.6%
     Abbott Labs
       5.200%, 11/05/98                                  4,000            3,998
-------------------------------------------------------------------------------
   TOTAL PHARMACEUTICALS                                                  3,998
-------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
      (COST $182,941)                                                   182,941
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

18  October 31, 1998

Statement of Net Assets
Expedition Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
CORPORATE BONDS - 13.3%
   BANKS - 1.4%
     NationsBank
       8.500%, 03/01/99                                 $1,500           $1,513
     Wachovia
       6.000%, 03/15/99                                  2,000            2,003
-------------------------------------------------------------------------------
   TOTAL BANKS                                                            3,516
-------------------------------------------------------------------------------
   BROKER/DEALER - 0.4%
     Bear Stearns
       7.625%, 09/15/99                                  1,002            1,018
-------------------------------------------------------------------------------
   TOTAL BROKER/DEALER                                                    1,018
-------------------------------------------------------------------------------
   DIVERSIFIED FINANCE - 7.3%
     Associates Corporation of North America
       5.270%, 02/22/99                                  1,000              999
       6.000%, 03/15/99                                  2,280            2,283
       7.500%, 05/15/99                                  2,000            2,018
       7.350%, 07/06/99                                  1,000            1,011
     Ford Motor Credit
       5.625%, 12/15/98                                  1,000            1,000
       5.625%, 01/15/99                                  1,000            1,000
       7.250%, 05/15/99                                  1,000            1,007
       7.900%, 05/17/99                                  2,200            2,225
       7.950%, 05/17/99                                  1,000            1,012
       8.875%, 06/15/99                                  2,110            2,150
     General Electric Capital
       8.100%, 01/26/99                                  2,085            2,096
     Transamerica Finance
       6.800%, 03/15/99                                  1,035            1,039
-------------------------------------------------------------------------------
   TOTAL DIVERSIFIED FINANCE                                             17,840
-------------------------------------------------------------------------------
   ELECTRICAL SERVICES - 1.3%
     Georgia Power
       6.125%, 09/01/99                                  1,230            1,234
     Southern California Edison
       7.500%, 04/15/99                                  2,000            2,015
-------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES                                              3,249
-------------------------------------------------------------------------------
   LEASING & RENTING - 2.9%
     International Lease Finance
       5.980%, 11/16/98                                  1,000            1,000
       5.750%, 01/15/99                                  2,000            2,000
       6.270%, 02/10/99                                  1,000            1,001

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  19

Statement of Net Assets
Expedition Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                           AMT. (000)         (000)
-------------------------------------------------------------------------------
   LEASING & RENTING (CONTINUED)
       7.500%, 03/01/99                              $   1,000         $  1,006
       6.625%, 04/01/99                                  1,000            1,004
       6.750%, 07/15/99                                  1,000            1,009
-------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                7,020
-------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS
      (COST $32,643)                                                     32,643
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%
     Federal National Mortgage Association
       5.540%, 04/02/99                                  2,000            1,999
     Student Loan Marketing Association (A)
       4.490%, 06/28/99                                  4,000            4,001
-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (COST $6,000)                                                       6,000
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 10.2%
     J.P. Morgan, Inc.
       5.300%, dated 10/31/98,
       matures 11/02/98, repurchase price
       $25,154,303 (collateralized by
       U.S. Treasury Note, total market
       value $25,650,331)                               25,147           25,147
-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $25,147)                                                     25,147
-------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.4%
      (COST $246,731)                                                   246,731
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - (0.4%)                                 (1,122)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Institutional Class (unlimited
     authorization -- no par value) based on
     102,697,300 outstanding shares of beneficial interest              102,697
   Portfolio Shares of Investment Service Shares Class (unlimited authorization-- no par value) based on
     142,910,006 outstanding shares of beneficial interest              142,910
   Distributions in excess of net investment income                          (1)
   Accumulated net realized gain on investments                               3
===============================================================================
   TOTAL NET ASSETS -- 100.0%                                           245,609
===============================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS                                 $1.00
===============================================================================
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SERVICE SHARES CLASS                     $1.00
===============================================================================
(A) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of October 31, 1998. The date shown is the next scheduled reset date.

    The accompanying notes are an integral part of the financial statements.

20  October 31, 1998

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.6%
   ALABAMA - 8.1%
     Alabama State, Multi-Family Housing RB, Rime
       Village Hoover Project, Series A (A) (B) (C)
       3.100%, 11/09/98                                 $1,200         $  1,200
     Albertville GO (C)
       3.850%, 02/01/99                                    385              385
     Birmingham, Special Care Facility Finance
       Authority RB, Eye Foundation, Series A (A) (B)(C)
       3.050%, 11/09/98                                  2,635            2,635
     Mobile, Industrial Development Pollution Control RB,
       M & T Chemicals Project (A) (B)(C)
       3.225%, 11/09/98                                  1,000            1,000
-------------------------------------------------------------------------------
   TOTAL ALABAMA                                                          5,220
-------------------------------------------------------------------------------
   ARKANSAS -- 0.2%
     Greystone, Tax Exempt Certificate Trust Authority RB,
       Senior Certificate of Beneficial Ownership
       Project (A) (B)(C)
       3.250%, 11/09/98                                    121              121
-------------------------------------------------------------------------------
   TOTAL ARKANSAS                                                           121
-------------------------------------------------------------------------------
   CALIFORNIA - 2.3%
     Kern, Community College District, COP (A) (B) (C)
       4.050%, 11/09/98                                  1,500            1,500
-------------------------------------------------------------------------------
   TOTAL CALIFORNIA                                                       1,500
-------------------------------------------------------------------------------
   COLORADO - 6.8%
     Colorado State, Housing Finance Authority RB,
       Greenwood Project, Series D (A) (B) (C)
       3.150%, 11/09/98                                    100              100
     Colorado State Multi-Family Housing RB,
       Grants Plaza Project, Series A (A) (B)(C)
       3.225%, 11/09/98                                  1,425            1,425
     Eagle County, School District RB,
       Garfield & Rout Counties (B) (C)(D)
       6.950%, 12/01/98                                  1,500            1,504
     Poudre Valley, Hospital District GO (B) (D)
       6.750%, 11/15/98                                    750              758
     Summit County, Colorado Recreational Facilities Authority RB,
       Copper Mountain Project (A) (B) (C)
       3.550%, 11/09/98                                    575              575
-------------------------------------------------------------------------------
   TOTAL COLORADO                                                         4,362
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                             October 31, 1998 21

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
   FLORIDA - 10.7%
     Alachua County, Industrial Development RB,
       Florida Convention Centers Project (A) (B) (C)
       3.450%, 11/09/98                                $   500         $    500
     Broward County, Multi-Family Housing RB,
       Lake Park Association (A) (B) (C)
       3.100%, 11/09/98                                    700              700
     Greystone, Tax Exempt Certificate Trust Authority RB,
       Senior Certificate of Beneficial Ownership
       Project (A) (B)(C)
       3.250%, 11/09/98                                    183              183
     Jacksonville, Industrial Development Authority RB,
       Trailer Marine Project (A) (B) (C)
       3.400%, 11/09/98                                  1,400            1,400
     Lee County, Industrial Development Authority RB,
       Christian Mission-Shell Point Village Project
       (A) (B) (C)
       3.225%, 11/09/98                                  1,450            1,450
     Orange County, Multi Family Housing
       Authority RB, Oakwood Project (A) (B) (C)
       3.550%, 10/01/99                                  1,000            1,000
     Palm Beach City, Health Facility Authority
       RB (B) (D)
       8.875%, 12/01/98                                  1,625            1,664
-------------------------------------------------------------------------------
   TOTAL FLORIDA                                                          6,897
-------------------------------------------------------------------------------
   GEORGIA - 4.1%
     Greystone, Tax Exempt Certificate Trust
       Authority RB, Senior Certificate of Beneficial
       Ownership Project (A) (B) (C)
       3.250%, 11/09/98                                    611              611
     Marietta, Housing Finance Authority, Multi-Family
       Housing RB, Falls At Bells Ferry Project (A) (B)(C)
       3.950%, 01/15/99                                  1,000            1,001
     Sumter County, School District GO
       4.500%, 02/01/99                                  1,025            1,027
-------------------------------------------------------------------------------
   TOTAL GEORGIA                                                          2,639
-------------------------------------------------------------------------------
   HAWAII - 1.4%
     Hawaii State Department Budget Finance RB,
       Special Purpose Mortgage (A) (B) (C)
       3.500%, 10/01/99                                    880              880
-------------------------------------------------------------------------------
   TOTAL HAWAII                                                             880
-------------------------------------------------------------------------------
   ILLINOIS - 2.6%
     East Peoria, Multi-Family Housing RB (A) (B) (C)
       3.350%, 11/09/98                                    665              665
     Orland Park, Illinois Industrial Development
       Authority RB (A) (B) (C)
       3.800%, 11/09/98                                  1,040            1,040
-------------------------------------------------------------------------------
   TOTAL ILLINOIS                                                         1,705
-------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

22  October 31, 1998

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
   INDIANA - 6.8%
     Fort Wayne, Industrial Economic Development
       Authority RB, Avery International Project (A) (B)(C)
       3.225%, 11/09/98                                 $1,000           $1,000
     Huntington, Economic Development RB,
       Indiana Allied Signal Income Project (A) (B)
       3.250%, 11/09/98                                  1,000            1,000
     Mishawaka, Waterworks RB, Series A, BAN (E)
       4.200%, 08/12/99                                    545              545
     Spencer-Owen, Facility Improvements RB, BAN
       3.900%, 12/29/98                                    850              850
     Indiana State, GO
       4.000%, 01/20/99                                  1,000            1,000
-------------------------------------------------------------------------------
   TOTAL INDIANA                                                          4,395
-------------------------------------------------------------------------------
   IOWA - 2.5%
     Iowa State Higher Education Authority RB,
       St. Ambrose University Project (A) (B) (C)
       3.200%, 11/09/98                                  1,500            1,500
     Salix, Pollution Control RB (A) (B)
       3.150%, 11/09/98                                    100              100
-------------------------------------------------------------------------------
   TOTAL IOWA                                                             1,600
-------------------------------------------------------------------------------
   KANSAS - 1.6%
     Greystone, Tax Exempt Certificate Trust Authority RB,
       Senior Certificate of Beneficial Ownership
       Project (A) (B)(C)
       3.250%, 11/09/98                                     90               90
     Wyandotte County, Series UUU, TAN
       3.200%, 11/01/99                                    930              930
-------------------------------------------------------------------------------
   TOTAL KANSAS                                                           1,020
-------------------------------------------------------------------------------
   KENTUCKY - 6.9%
     Georgetown, Educational Institution Improvement RB,
       Georgetown College Project (A) (B) (C)
       3.150%, 11/09/98                                  1,000            1,000
     Jefferson County, Industrial Development Authority RB,
       Bel Knap Project (A) (B)(C)
       3.550%, 11/09/98                                  1,432            1,432
     Kentucky State Economic Development Finance
       Authority RB, Pooled Hospital Loan Project (A) (B) (C)
       3.300%, 11/09/98                                  1,000            1,000
     Kentucky State Jefferson County
       Industrial Building RB (A) (B) (C)
       3.300%, 11/09/98                                  1,000            1,000
-------------------------------------------------------------------------------
   TOTAL KENTUCKY                                                         4,432
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  23

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
   LOUISIANA - 1.5%
     Lafayette, Louisiana Public Improvement
       RB, Series B, (C)
       10.000%, 05/01/99                               $   285         $    294
     Shreveport, GO
       9.000%, 12/01/98                                    675              678
-------------------------------------------------------------------------------
   TOTAL LOUISIANA                                                          972
-------------------------------------------------------------------------------
   MARYLAND - 1.5%
     Howard County, Multi-Family Housing Authority RB,
       Sherwood Crossing Project (A) (B) (C)
       3.850%, 06/01/99                                  1,000            1,000
-------------------------------------------------------------------------------
   TOTAL MARYLAND                                                         1,000
-------------------------------------------------------------------------------
   MASSACHUSETTS - 1.6%
     Brockton, BAN
       4.000%, 05/18/99                                    600              601
     Massachusetts State Industrial Finance
       Funding Agency RB, Morton
       Hospital Medical Center (B) (D)
       8.750%, 07/01/99                                    395              415
-------------------------------------------------------------------------------
   TOTAL MASSACHUSETTS                                                    1,016
-------------------------------------------------------------------------------
   MICHIGAN - 2.4%
     Michigan State Job Development Authority RB,
       East Lansing Residential Project (A) (B)(C)
       3.400%, 11/09/98                                    900              900
     Parchment, SAN
       4.250%, 08/26/99                                    665              666
-------------------------------------------------------------------------------
   TOTAL MICHIGAN                                                         1,566
-------------------------------------------------------------------------------
   MINNESOTA - 4.9%
     Cohasset, Power and Light Project, Series A, RB (A) (B)(C)
       3.650%, 11/02/98                                    400              400
     Minnesota State, Capital Realty Trust RB (A) (B)(C)
       3.380%, 11/09/98                                  2,755            2,755
-------------------------------------------------------------------------------
   TOTAL MINNESOTA                                                        3,155
-------------------------------------------------------------------------------
   MISSOURI - 4.1%
     Kansas City, Industrial Development Authority RB,
       Clover Sets Apartment Program (A) (B) (C)
       3.650%, 11/09/98                                  1,630            1,630
     Saint Louis, Grantor Trust RB,
       Ser 1996-A, COP, LOC (A) (B)(C)
       3.450%, 11/09/98                                  1,000            1,000
-------------------------------------------------------------------------------
   TOTAL MISSOURI                                                         2,630
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

24  October 31, 1998

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE            VALUE
DESCRIPTION                                            AMT.(000)         (000)
-------------------------------------------------------------------------------
   NEW YORK - 0.3%
     New York City, Municipal Assistance
       City for New York RB, Series 66
       7.250%, 07/01/99                                $   200         $    204
-------------------------------------------------------------------------------
   TOTAL NEW YORK                                                           204
-------------------------------------------------------------------------------
   NORTH CAROLINA - 1.9%
     Beaufort, Industrial Facility RB,
       Pollution Control Revenue Project (A) (B)(C)
       3.200%, 11/09/98                                  1,200            1,200
-------------------------------------------------------------------------------
   TOTAL NORTH CAROLINA                                                   1,200
-------------------------------------------------------------------------------
   OHIO - 1.7%
     East Muskingum, Water Authority GO Notes
       4.320%, 06/24/99                                    500              501
     Portage County, Sewer District
       Improvement Notes, Series 2
       4.000%, 07/07/99                                    609              610
-------------------------------------------------------------------------------
   TOTAL OHIO                                                             1,111
-------------------------------------------------------------------------------
   OKLAHOMA - 0.5%
     Tulsa, Public Facilities Authority RB, Series 1988-A
       5.050%, 05/01/99                                    340              342
-------------------------------------------------------------------------------
   TOTAL OKLAHOMA                                                           342
-------------------------------------------------------------------------------
   PENNSYLVANIA - 2.2%
     Allegheny County, Industrial Development
       Authority RB, Longwood At Oakmont
       Project, Series A (A) (B)(C)
       3.650%, 11/02/98                                    200              200
     Montgomery County, Industrial Development
       Authority RB, Ikea Property Project (A) (B)
       3.150%, 11/09/98                                    900              900
     York, General Authority Pooled Financing RB,
       Series 1996, (A) (B) (C)
       3.150%, 11/09/98                                    350              350
-------------------------------------------------------------------------------
   TOTAL PENNSYLVANIA                                                     1,450
-------------------------------------------------------------------------------
   RHODE ISLAND - 0.8%
     Cranston, BAN
       4.500%, 06/28/99                                    545              547
-------------------------------------------------------------------------------
   TOTAL RHODE ISLAND                                                       547
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  25

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE             VALUE
DESCRIPTION                                            AMT.(000)          (000)
-------------------------------------------------------------------------------
   TENNESSEE - 2.6%
     Greystone, Tax Exempt Certificate Trust Authority RB,
       Senior Certificate of Beneficial Ownership
       Project (A) (B)(C)
       3.250%, 11/09/98                                $   683         $    683
     Nashville & Davidson County, Health & Education
       Facilities Authority RB, Belmont
       University Project, (A) (B) (C)
       3.150%, 11/09/98                                  1,025            1,025
-------------------------------------------------------------------------------
   TOTAL TENNESSEE                                                        1,708
-------------------------------------------------------------------------------
   TEXAS - 3.4%
     Bryan, Independent School District
       Public Facility RB, (C)
       3.875%, 02/15/99                                    815              815
     Longview, GO (C)
       7.000%, 06/01/99                                    195              199
     Paris, Texas Hospital Authority RB,
       St. Josephs Hospital Project (B) (D)
       10.250%, 08/01/99                                   105              110
     Spring, Independent School District GO (C)
       3.800%, 02/15/99                                    150              150
     Texas State Health Facilities
       Development RB, Series 1985-A, (A) (B) (C)
       3.400%, 11/09/98                                    900              900
-------------------------------------------------------------------------------
   TOTAL TEXAS                                                            2,174
-------------------------------------------------------------------------------
   UTAH - 0.4%
     Utah State Housing Finance Agency RB,
       Single Family Mortgage, (C)
       4.800%, 07/01/99                                    255              256
-------------------------------------------------------------------------------
   TOTAL UTAH                                                               256
-------------------------------------------------------------------------------
   VIRGINIA - 0.5%
     Greystone, Tax Exempt Certificate Trust Authority RB,
       Senior Certificate of Beneficial Ownership
       Project (A) (B)(C)
       3.250%, 11/09/98                                    322              322
-------------------------------------------------------------------------------
   TOTAL VIRGINIA                                                           322
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

26  October 31, 1998

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                         FACE             VALUE
DESCRIPTION                                            AMT.(000)          (000)
-------------------------------------------------------------------------------
   WASHINGTON - 6.8%
     Washington State Housing Finance
       Commission RB, Mill Plains Crossing (A) (B)(C)
       3.300%, 11/09/98                                 $2,500         $  2,500
     Washington State Housing Finance Commission RB,
       Multi-Family Housing, Pacific First Federal
       Savings Bank Project (A) (B) (C)
       3.100%, 11/09/98                                  1,375            1,375
     Washington State Non-Profit Housing Finance
       Authority RB, Emerald Heights Project, (A) (B) (C)
       3.700%, 11/02/98                                    500              500
-------------------------------------------------------------------------------
   TOTAL WASHINGTON                                                       4,375
-------------------------------------------------------------------------------
   WEST VIRGINIA - 1.9%
     Putnam County, Industrial Development RB,
       FMC Corporation Project (A) (B)(C)
       3.600%, 11/09/98                                  1,200            1,200
-------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                                                    1,200
-------------------------------------------------------------------------------
   WISCONSIN - 3.1%
     Johnson Creek, School District TRANS
       3.980%, 08/30/99                                  1,200            1,200
     Wisconsin State School District Temporary
       Borrowing Program, Series B2, COP
       3.900%, 10/08/99                                    785              785
-------------------------------------------------------------------------------
   TOTAL WISCONSIN                                                        1,985
-------------------------------------------------------------------------------
   WYOMING - 1.5%
     Lincoln County, School District,
       Afton Grant Anticipation Warrants
       4.000%, 06/30/99                                    990              991
-------------------------------------------------------------------------------
   TOTAL WYOMING                                                            991
-------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS
      (COST $62,975)                                                     62,975
-------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 97.6%
      (COST $62,975)                                                     62,975
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 2.4%                                    1,567
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            October 31, 1998  27

Statement of Net Assets
Expedition Tax-Free Money Market Fund

                                                                          VALUE
DESCRIPTION                                                               (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Investment Service Shares Class (unlimited authorization -- no par value) based on 64,541,843
     outstanding shares of beneficial interest                          $64,542
===============================================================================
   TOTAL NET ASSETS -- 100.0%                                           $64,542
===============================================================================
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- INVESTMENT SERVICE SHARES CLASS                     $1.00
===============================================================================
(A) Floating Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect on October 31, 1998.
(B) Put and Demand feature -- the date reported on the Statement of Net Assets is the lesser of the maturity date or put date.
(C) Securities are held in conjunction with a letter of credit or other form of credit enhancement from a major commercial bank or financial institution, or government sponsored agency.
(D) Pre-Refunded Security -- the maturity date shown is the Pre-Refunded date.
(E) Restricted Security
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
GO -- General Obligation
MBIA -- Municipal Bond Investors Assurance
RB -- Revenue Bond
SAN -- School Anticipation Note
TAN -- Tax Anticipation Note
TRAN -- Tax and Revenue Anticipation Note

    The accompanying notes are an integral part of the financial statements.

28  October 31, 1998

Statement of Operations (000)
For the year ended October 31, 1998

                                  EXPEDITION  EXPEDITION    EXPEDITION     EXPEDITION
                                     EQUITY      BOND      MONEY MARKET  TAX-FREE MONEY
                                      FUND       FUND          FUND       MARKET FUND(1)
                                   ----------  ---------   ------------  ---------------
INVESTMENT INCOME:
   Dividends                        $ 3,887      $   --      $    --         $ --
   Interest                             153       7,057       10,310          960
                                    -------      ------      -------         ----
   Total investment income            4,040       7,057       10,310          960
EXPENSES:
   Investment Advisory fees           2,076         875          733          106
   Waiver of Investment
     Advisory fees                       --        (214)        (413)         (78)
   Administrator fees                   550         233          366           53
   Waiver of Administrator fees          --          --          (91)         (13)
   Transfer Agent fees                   99          72           61           13
   Custodian fees                        55          23           36            7
   Directors' fees                       14           6            9            1
   Registration fees                    136          79           57           12
   Professional fees                     22          10           15            7
   Printing fees                         23           8           13            3
   Shareholder Servicing fees --
     Investment Service Shares           --          --          341           67
   Distribution fees -- Investment shares 1          35           --           --
   Distribution fees waiver -- Investment
     shares                              --         (15)          --           --
   Amortization of organizational costs   5          --           --            2
   Other fees                             6           6            2            1
                                    -------      ------      -------         ----
   Total expenses                     2,987       1,118        1,129          181
   Reimbursement of expenses            (87)         --           --           --
                                    -------      ------      -------         ----
   Net expenses                       2,900       1,118        1,129          181
                                    -------      ------      -------         ----
   Investment income--net             1,140       5,939        9,181          779
                                    -------      ------      -------         ----
   Net realized gain on investments  16,144         544            7           --
   Net change in unrealized
     appreciation of investments     28,082       2,966           --           --
                                    -------      ------      -------         ----
   NET GAIN ON INVESTMENTS           44,226       3,510            7           --
                                    -------      ------      -------         ----
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS      $45,366      $9,449      $ 9,188         $779
                                    =======      ======      =======         ====

(1) Commenced operations on May 20, 1998.

    The accompanying notes are an integral part of the financial statements.

                                                             October 31, 1998 29

Statement of Changes in Net Assets (000)

                                                             EXPEDITION
                                                               EQUITY
                                                                FUND
                                                      -------------------------
                                                      Year Ended   Period Ended
                                                       10/31/98    10/31/97(1)
                                                       --------    -----------
OPERATIONS:
Investment income--net                                 $  1,140      $    485
   Net realized gain (loss) on investments               16,144        31,123
   Net change in unrealized appreciation
     (depreciation) of investments                       28,082       (24,519)
                                                       --------      --------
Net increase in net assets resulting
   from operations                                       45,366         7,089
                                                       --------      --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
   Institutional Class                                   (1,525)         (361)
   Investment Shares/Investment Service Shares Class         --            --
Net realized gain on investments:
   Institutional Class                                  (12,889)      (18,432)
   Investment Shares/Investment Service Shares Class         --            --
                                                       --------      --------
Total distributions                                     (14,414)      (18,793)
                                                       --------      --------
CAPITAL SHARE TRANSACTIONS:(3)
Institutional Class:
   Proceeds from sales                                   72,889        21,421
   Proceeds in connection with acquisition of
     Common Trust Fund Assets                                --       245,636
   Reinvestment of distributions                            246        18,432
   Payments for redemptions                             (58,339)      (36,218)
                                                       --------      --------
Increase (decrease) in net assets from Institutional
   Class transactions                                    14,796       249,271
                                                       --------      --------
Investment Shares and Investment Service
   Shares Class (respectively):
   Proceeds from sales                                    1,846            --
   Reinvestment of distributions                              1            --
   Payments for redemptions                                 (81)           --
                                                       --------      --------
Increase (decrease) in net assets from
   Investment Shares and Investment Service Shares
   Class (respectively) transactions                      1,766            --
                                                       --------      --------
   Increase (decrease) in net assets from
     capital share transactions                          16,562       249,271
                                                       --------      --------
   Total increase (decrease) in net assets               47,514       237,567
                                                       --------      --------
NET ASSETS AT BEGINNING OF PERIOD                       237,567            --
                                                       --------      --------
NET ASSETS AT END OF PERIOD                            $285,081      $237,567
                                                       ========      ========
(3)Capital share transactions:
   Institutional Class:
   Shares issued                                          7,204         2,253
   Shares issued in connection with acquisition of
     Common Trust Fund Assets                                --        24,854
   Shares issued in lieu of cash distributions               23         2,032
   Shares redeemed                                       (5,701)       (3,836)
                                                       --------      --------
   Total Institutional Class transactions                 1,526        25,303
                                                       --------      --------
   Investment Shares and Investment Service
   Shares Class (respectively):
   Shares issued                                            189            --
   Shares issued in lieu of cash distributions               --            --
   Shares redeemed                                           (8)           --
                                                       --------      --------
   Total Investment Shares and Investment Service
     Shares Class (respectively) transactions               181            --
                                                       --------      --------
   NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS        1,707        25,303
                                                       ========      ========
(1) Commenced operations on June 13, 1997.
(2) Commenced operations on May 20, 1998.

30  October 31, 1998

Statement of Changes in Net Assets (000)

                                                             EXPEDITION                  EXPEDITION                EXPEDITION
                                                                BOND                    MONEY MARKET            TAX-FREE MONEY
                                                                FUND                        FUND                      FUND
                                                      -------------------------   ------------------------  ------------------------
                                                      Year Ended   Period Ended   Year Ended    Year Ended        Period Ended
                                                       10/31/98      10/31/97      10/31/98      10/31/97          10/31/98(2)
                                                       --------    -----------     --------      --------          ----------
OPERATIONS:
Investment income--net                                 $  5,939     $   3,825      $  9,181      $  7,999           $    779
   Net realized gain (loss) on investments                  544          (739)            7            --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                        2,966         2,551            --            --                 --
                                                       --------      --------      --------      --------           --------
Net increase in net assets resulting
   from operations                                        9,449         5,637         9,188         7,999                779
                                                       --------      --------      --------      --------           --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net:
   Institutional Class                                   (5,215)       (1,889)       (2,424)         (910)                --
   Investment Shares/Investment Service Shares Class       (729)       (1,939)       (6,758)       (7,089)              (779)
Net realized gain on investments:
   Institutional Class                                       --            --            --            --                 --
   Investment Shares/Investment Service Shares Class         --            --            --            --                 --
                                                       --------      --------      --------      --------           --------
Total distributions                                      (5,944)       (3,828)       (9,182)       (7,999)              (779)
                                                       --------      --------      --------      --------           --------
CAPITAL SHARE TRANSACTIONS:(3)
Institutional Class:
   Proceeds from sales                                   21,515        21,432       177,765        75,569                 --
   Proceeds in connection with acquisition of
     Common Trust Fund Assets                                --        95,844            --            --                 --
   Reinvestment of distributions                          1,945            --            75            --                 --
   Payments for redemptions                             (22,835)      (17,787)     (123,149)      (27,564)                --
                                                       --------      --------      --------      --------           --------
Increase (decrease) in net assets from Institutional
   Class transactions                                       625        99,489        54,691        48,005                 --
                                                       --------      --------      --------      --------           --------
Investment Shares and Investment Service
   Shares Class (respectively):
   Proceeds from sales                                       62           675       578,112       864,106            140,266
   Reinvestment of distributions                            389           874         1,618         1,085                  1
   Payments for redemptions                             (14,136)      (22,545)      584,475)     (890,259)           (75,725)
                                                       --------      --------      --------      --------           --------
Increase (decrease) in net assets from
   Investment Shares and Investment Service Shares
   Class (respectively) transactions                    (13,685)      (20,996)       (4,745)      (25,068)            64,542
                                                       --------      --------      --------      --------           --------
   Increase (decrease) in net assets from
     capital share transactions                         (13,060)       78,493        49,946        22,937             64,542
                                                       --------      --------      --------      --------           --------
   Total increase (decrease) in net assets               (9,555)       80,302        49,952        22,937             64,542
                                                       --------      --------      --------      --------           --------
NET ASSETS AT BEGINNING OF PERIOD                       124,854        44,552       195,657       172,720                 --
                                                       --------      --------      --------      --------           --------
NET ASSETS AT END OF PERIOD                            $115,299      $124,854      $245,609      $195,657           $ 64,542
                                                       ========      ========      ========      ========           ========
(3)Capital share transactions:
   Institutional Class:
   Shares issued                                          2,164         2,200       177,765        75,569                 --
   Shares issued in connection with acquisition of
     Common Trust Fund Assets                                --         9,891            --            --                 --
   Shares issued in lieu of cash distributions              195            --            75            --                 --
   Shares redeemed                                       (2,297)       (1,816)     (123,149)      (27,564)                --
                                                       --------      --------      --------      --------           --------
   Total Institutional Class transactions                    62        10,275        54,691        48,005                 --
                                                       --------      --------      --------      --------           --------
   Investment Shares and Investment Service
   Shares Class (respectively):
   Shares issued                                              7            63       578,112       864,106            140,266
   Shares issued in lieu of cash distributions               39            90         1,618         1,085                  1
   Shares redeemed                                       (1,425)       (2,312)     (584,475)     (890,259)           (75,725)
                                                       --------      --------      --------      --------           --------
   Total Investment Shares and Investment Service
     Shares Class (respectively) transactions            (1,379)       (2,159)       (4,745)      (25,068)            64,542
                                                       --------      --------      --------      --------           --------
   NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS       (1,317)        8,116        49,946        22,937             64,542
                                                       ========      ========     =========      ========           ========

    The accompanying notes are an integral part of the financial statements.

                                                             October 31, 1998 31

Financial Highlights
For the periods ended October 31,
For a Share Outstanding Throughout each Period.

                                                                                               NET
                           NET                   REALIZED AND    DISTRIBUTIONS                ASSET
                       ASSET VALUE,    NET        UNREALIZED        FROM NET   DISTRIBUTIONS  VALUE,
                        BEGINNING   INVESTMENT GAINS OR (LOSSES)   INVESTMENT       FROM      END OF
                        OF PERIOD     INCOME    ON INVESTMENTS       INCOME    CAPITAL GAINS  PERIOD
                       ------------ ---------- ----------------- ------------- -------------  ------
-----------
EQUITY FUND
-----------
  Institutional Shares
  1998                    $ 9.39       0.06           1.67           (0.06)       (0.51)      $10.55
  1997(1)                  10.00       0.02           0.25           (0.02)       (0.86)        9.39
  Investment Shares
  1998(6)                 $ 9.65       0.04           1.45           (0.05)       (0.51)      $10.58
---------
BOND FUND
---------
  Institutional Shares
  1998                    $ 9.85       0.51           0.30           (0.51)          --       $10.15
  1997(1)                   9.69       0.19           0.16           (0.19)          --         9.85
  Investment Shares
  1998                    $ 9.85       0.49           0.30           (0.49)          --       $10.15
  1997                      9.77       0.53           0.08           (0.53)          --         9.85
  1996                      9.92       0.58          (0.15)          (0.58)          --         9.77
  1995                      9.54       0.63           0.38           (0.63)          --         9.92
  1994                     10.40       0.54          (0.86)          (0.54)          --         9.54
  1993                     10.25       0.63           0.21           (0.63)       (0.06)       10.40
  1992(2)                  10.00       0.36           0.25           (0.36)          --        10.25
-----------------
MONEY MARKET FUND
-----------------
  Institutional Shares
  1998                    $ 1.00       0.05             --           (0.05)          --       $ 1.00
  1997(3)                   1.00       0.02             --           (0.02)          --         1.00
  Investment Service Shares(4)
  1998                    $ 1.00       0.05             --           (0.05)          --       $ 1.00
  1997                      1.00       0.08             --           (0.08)          --         1.00
  1996                      1.00       0.04             --           (0.04)          --         1.00
  1995                      1.00       0.05             --           (0.05)          --         1.00
  1994                      1.00       0.03             --           (0.03)          --         1.00
  1993                      1.00       0.03             --           (0.03)          --         1.00
  1992                      1.00       0.04             --           (0.04)          --         1.00
  1991                      1.00       0.06             --           (0.06)          --         1.00
  1990(5)                   1.00       0.06             --           (0.06)          --         1.00
--------------------------
TAX-FREE MONEY MARKET FUND
--------------------------
  Investment Service Shares(7)
  1998                    $ 1.00       0.01             --           (0.01)          --       $ 1.00

 *  Annualized
 +  Returns are for the period indicated and have not been annualized.
(1) Commenced operations on June 13, 1997.
(2) Commenced operations on April 20, 1992.
(3) Commenced operations on June 9, 1997.
(4) During 1997, the Starburst Money Market Trust Shares were renamed the Expedition Money Market Investment Service Shares.

32 October 31, 1998

                                                                                              RATIO OF NET
                                                                                RATIO          INVESTMENT
                                                                  RATIO      OF EXPENSES         INCOME
                                                                  OF NET      TO AVERAGE       TO AVERAGE
                                                    RATIO OF    INVESTMENT    NET ASSETS       NET ASSETS
                                      NET ASSETS    EXPENSES      INCOME      (EXCLUDING       (EXCLUDING
                         TOTAL          END OF     TO AVERAGE   TO AVERAGE    WAIVERS) AND     WAIVERS) AND     PORTFOLIO
                     RETURN[DAGGER]  PERIOD (000)  NET ASSETS   NET ASSETS   REIMBURSEMENTS   REIMBURSEMENTS  TURNOVER RATE
                     --------------  ------------  ----------   ----------   --------------   --------------  -------------
-----------
EQUITY FUND
-----------
  Institutional Shares
  1998                   19.18%        $283,170       1.08%        0.38%          1.11%            0.35%          54.19%
  1997(1)                 2.96%         237,567       1.09%*       0.53%*         1.09%*           0.53%*         64.68%
  Investment Shares
  1998(6)                16.16%(8)     $  1,911       1.29%*      (0.14%)*        1.37%*          (0.22%)*        54.19%
---------
BOND FUND
---------
  Institutional Shares
  1998                    8.43%        $104,953       0.94%        5.11%          1.13%            4.92%          32.93%
  1997(1)                 3.49%         101,224       1.10%*       5.05%*         1.11%*           5.04%*         69.09%
  Investment Shares
  1998                    8.25%(8)     $ 10,346       1.10%        4.95%          1.25%            4.80%          32.93%
  1997                    6.41%(8)       23,630       1.13%        5.46%          1.56%            5.03%          69.09%
  1996                    4.44%(8)       44,552       1.08%        5.90%          1.58%            5.40%          77.00%
  1995                   10.94%(8)       63,521       1.04%        6.51%          1.51%            6.04%          79.00%
  1994                   (3.12%)(8)      58,827       1.20%        5.44%          1.50%            5.14%          91.00%
  1993                    8.42%(8)       97,246       1.11%        6.11%          1.40%            5.82%          69.00%
  1992(2)                 6.24%(8)       65,984       0.79%*       6.79%*         1.39%*           6.19%*         88.00%
-----------------
MONEY MARKET FUND
-----------------
  Institutional Shares
  1998                    5.33%        $102,699       0.43%        5.18%          0.66%            4.95%              --
  1997(3)                 5.26%          48,006       0.43%*       5.22%*         0.70%*           4.95%*             --
  Investment Service Shares(4)
  1998                    5.07%        $142,910       0.68%        4.95%          0.91%            4.73%              --
  1997                    4.97%         147,651       0.73%        4.84%          0.85%            4.72%              --
  1996                    4.95%         136,666       0.71%        4.85%          0.71%            4.85%              --
  1995                    5.51%         141,434       0.56%        5.38%          0.66%            5.28%              --
  1994                    3.29%         158,367       0.75%        3.26%          0.79%            3.22%              --
  1993                    2.84%         131,508       0.70%        2.83%          0.70%            2.83%              --
  1992                    4.07%         187,394       0.64%        4.01%          0.65%            4.00%              --
  1991                    6.44%         212,997       0.62%        6.13%          0.67%            6.08%              --
  1990(5)                 5.89%         117,716       0.58%*       7.80%*         0.68%*           7.70%*             --
--------------------------
TAX-FREE MONEY MARKET FUND
--------------------------
  Investment Service Shares(7)
  1998                    1.33%        $ 64,542      0.68%*        2.95%*         0.78%*           2.85%*             --



(5) Commenced operations on February 5, 1990.
(6) Commenced operations on November 24, 1997.
(7) Commenced operations on May 20, 1998.
(8) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

                                                             October 31, 1998 33

Notes to Financial Statements

(1)  Organization

The Expedition Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company offering the following portfolios as of October 31, 1998: the Expedition Equity Fund ("the Equity Fund"), the Expedition Bond Fund ("the Bond Fund"), the Expedition Money Market Fund ("the Money Market Fund"), and the Expedition Tax-Free Money Market Fund ("the Tax-Free Money Market Fund") (collectively, "the Funds"). Each of the Expedition Funds portfolios is registered to offer two classes of shares. The Bond and Equity Funds offer Institutional and Investment shares and the Money Market Fund and the Tax Free Money Market Fund offer Institutional and Investment Service shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objectives, policies, and strategies of the Expedition Funds portfolios are described in their prospectuses.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with generally accepted accounting principles.

SECURITY VALUATION -- Investment securities held by the Money Market Fund and the Tax-Free Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in securities held in the Equity and Bond Funds are valued as follows: Equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the mean of the most recently quoted bid and asked price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted

34  October 31, 1998
securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general supervision of the Board of Trustees (the "Trustees").

REPURCHASE AGREEMENTS -- It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' advisor to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase, discounts, and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the Bond Fund, the Money Market Fund and the Tax-Free Money Market Fund are declared daily and paid monthly. The Equity Fund declares and pays dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales losses and post-October losses.

                                                             October 31, 1998 35

NOTES TO FINANCIAL STATEMENTS

FEDERAL TAXES -- It is each Funds' policy to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Bond Fund, for federal tax purposes, had a capital loss carryforward of $3,566,948, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of any distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
                                      EXPIRATION AMOUNT
                                -----------------------------
     EXPIRATION                             BOND
        YEAR                                FUND
     ----------                         ------------
        2002                              $ 2,268,525
        2003                                  558,610
        2004                                    1,621
        2005                                  738,192

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased upon settlement. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

36  October 31, 1998

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses, and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

(3)  Investment Advisory, Administration, Distribution and Service Agreements

INVESTMENT ADVISORY FEE -- Compass Bank, the Trust's Investment Advisor (the "Advisor"), receives for its services annual advisory fees equal to 0.75% each of the Bond and Equity Funds' and 0.40% each of the Money Market and the Tax-Free Money Market Funds' average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate these voluntary waivers at any time at its sole discretion.

INVESTMENT SUB-ADVISOR -- Weiss, Peck & Greer, L.L.C. ("WPG") serves as the Tax-Free Money Market Fund's investment sub-advisor under a sub-advisory agreement (the "Sub-Advisory Agreement") with the Advisor. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund. WPG is entitled to a fee which is paid by the Advisor and which is calculated daily and paid monthly, at an annual rate of: .075% of the Fund's average daily net assets up to $150 million; .05% of the next $350 million of the Fund's average daily net assets, .04% of the next $500 million in average daily net assets; and .03% of the Fund's average daily net assets over $1 billion.

ADMINISTRATIVE FEE -- The Trust and SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, are parties to an administration agreement (the "Agreement") dated June 9, 1997, under which the Administrator provides the Trust with certain legal, accounting, and shareholder services for an annual fee of .20% of the Funds' average daily net assets. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund.

Prior to June 9, 1997 administrative and accounting services were provided to the trust by Federated Administrative Services.

DISTRIBUTION PLAN -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated June 9, 1997. The Bond and Equity Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, each Fund will compensate the Distributor from the net assets of each Fund to finance activities

                                                            October 31, 1998  37

Notes to Financial Statements

intended to result in the sale of the Fund's shares. The plan provides that each Fund may incur distribution expenses up to 0.25% of the average daily net assets of each Fund's Investment Shares, annually, to compensate the Distributor. The Distributor may voluntarily choose to waive a portion of its fee.

Pursuant to the terms of a Shareholder Service Plan, the Money Market Fund and the Tax-Free Money Market Fund will pay the Distributor an amount equal to 0.25% of the average daily net assets of the Money Market Funds' Investment Service Shares.

CUSTODIAN FEES -- Compass Bank serves as the Funds' custodian. Their fee is based on a rate of 0.02% of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

(4)  Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows (000):

                                             EQUITY          BOND
                                              FUND           FUND
                                             ------          ----
Purchases
   Government.........................        --            $24,954
   Other..............................     $150,942         $12,025
Sales
   Government.........................        --            $32,569
   Other..............................     $146,972         $16,950

At October 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1998, are as follows (000):

                                             EQUITY          BOND
                                              FUND           FUND
                                             ------          ----
Aggregate gross unrealized
  appreciation........................       $51,421        $4,530
Aggregate gross unrealized
  depreciation........................       (11,468)          (19)
                                             -------        ------
Net unrealized appreciation...........       $39,953        $4,511
                                             =======        ======

38  October 31, 1998

(5) Organization Costs and Transactions with Affiliates

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganization. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

(6) Common Trust Fund Conversions

On June 13 and June 20, 1997, certain Common Trust Funds of Compass Bank and certain of its affiliates were converted into the Expedition Funds.
The Funds involved in the conversion are as follows:

COMMON TRUST FUND                              EXPEDITION FUND
-----------------                              ---------------
River Oaks Equity Model                            Equity
Compass EB Growth                                  Equity
Compass EB Value Stock                             Equity
Compass EB Contrarian Stock                        Equity
Compass Value Stock                                Equity
Compass Growth Stock                               Equity
Compass Contrarian Stock                           Equity
Compass EB Short Term High Quality                  Bond
Compass EB Intermediate                             Bond
Compass Short Term High Quality                     Bond
River Oaks Cap Trust                                Bond
River Oaks Cap Preserv Bond                         Bond

                                                             October 31, 1998 39

Notes to Financial Statements

The assets, which consisted of securities, and related receivables less liabilities were converted on a tax-free basis. The net assets of each fund (including net unrealized gain/(loss) immediately before the conversion were as follows (000):

        COMMON                                            UNREALIZED       NET
      TRUST FUND                              ASSETS      GAIN/(LOSS)    ASSETS
    --------------                            -------     -----------    ------
River Oaks Equity Model                       $23,029        $7,456      $30,485
Compass EB Growth                              35,434         2,118       37,552
Compass EB Value Stock                         48,976         2,663       51,639
Compass EB Contrarian Stock                    42,068         2,123       44,191
Compass Value Stock                            21,677         9,907       31,584
Compass Growth Stock                           13,687         5,086       18,773
Compass Contrarian Stock                       24,375         7,037       31,412
Compass EB Short Term High Quality             39,083           215       39,298
Compass EB Intermediate                         6,603            51        6,654
Compass Short Term High Quality                42,538          (285)      42,253
River Oaks Cap Trust                            6,609            41        6,650
River Oaks Cap Preserv Bond                       980             9          989

The value and number of shares issued in exchange for each Common Trust Fund's assets and shares outstanding in the tax-free conversions are included in the capital share transactions of the Institutional Class in the Statement of Changes in Net Assets for each respective fund.

As a result of transactions relating to the Common Trust Fund conversion, $87,818 in commission credits was generated which have been used to offset expenses for the Equity Fund.

40  October 31, 1998

Independent Auditors' Report

The Board of Trustees and Shareholders of
Expedition Funds:

We have audited the accompanying statements of net assets of Expedition Funds (the "Funds"), including the Equity Fund, Bond Fund, Money Market Fund, and Tax-Free Money Market Fund, as of October 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodians and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1998

                                                            October 31, 1998  41

Notice to Shareholders

For shareholders that do not have a October 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 1998, please consult your tax advisor as to the pertinence of this notice. For this fiscal year ended October 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year.

                  Long Term     Mid Term
                  (20% Rate)    (28% Rate)     Ordinary
                 Capital Gain  Capital Gain     Income       Tax-Exempt       Total        Qualifying
Fund             Distribution  Distribution  Distributions    Interest    Distributions   Dividends (1)
----             ------------  ------------  -------------   ----------   -------------   -------------
Expedition Funds-
   MoneyMarket       0.00%         0.00%         100.0%         0.00%         100.0%           0.00%
Expedition Funds-
   Tax-Free
   MoneyMarket       0.00%         0.00%          0.16%        99.84%          0.00%           0.00%
Expedition Funds-
   Bond Fund         0.00%         0.00%         100.0%         0.00%         100.0%           0.00%
Expedition
   Equity Fund      39.72%        10.17%         50.11%         0.00%         100.0%          87.32%

(1)Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."

42 October 31, 1998

[LOGO OMITTED]

INVESTMENT ADVISOR AND CUSTODIAN:
Compass Bank
15 South 20th Street
Birmingham, Alabama 35233

DISTRIBUTOR:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

TRANSFER AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SERVICING AGENT:
Boston Financial Data Services, Inc.
Two Heritage Drive
Quincy, Massachusetts 02171

INDEPENDENT AUDITORS:
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540

COUNSEL:
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C. 20036

EXP-F-001-03